Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

March 31, 2012

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2012

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	March 31, 2012	December 31, 2011
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$19,007,153	$18,464,109
Held for investment, at amortized cost	1,531,763	2,644,206
Equity securities, available for sale, at fair value	65,227	62,845
Mortgage loans on real estate	2,756,392	2,823,047
Derivative instruments	559,500	273,314
Other investments	115,594	115,930
Total investments	24,035,629	24,383,451

Cash and cash equivalents	2,527,113	404,952
Coinsurance deposits	2,902,172	2,818,642
Accrued investment income	236,622	228,937
Deferred policy acquisition costs	1,820,153	1,683,857
Deferred sales inducements	1,352,771	1,242,787
Deferred income taxes	60,528	21,981
Income taxes recoverable	—	8,441
Other assets	103,545	81,671
Total assets	$33,038,533	$30,874,719

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$29,255,621	$28,118,716
Other policy funds and contract claims	418,818	400,594
Notes payable	300,567	297,608
Subordinated debentures	268,574	268,593
Income taxes payable	9,000	—
Other liabilities	1,412,369	380,529
Total liabilities	31,664,949	29,466,040

Stockholders' equity:
Common stock	58,622	57,837
Additional paid-in capital	470,079	468,281
Unallocated common stock held by ESOP	(3,287)	(3,620)
Accumulated other comprehensive income	408,747	457,229
Retained earnings	439,423	428,952
Total stockholders' equity	1,373,584	1,408,679
Total liabilities and stockholders' equity	$33,038,533	$30,874,719

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2012

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2012	2011
Revenues:
Traditional life and accident and health insurance premiums	$3,222	$2,916
Annuity product charges	19,393	16,962
Net investment income	326,910	292,128
Change in fair value of derivatives	259,161	148,653
Net realized losses on investments, excluding other than temporary impairment ("OTTI") losses	(6,076)	(1,193)
OTTI losses on investments:
Total OTTI losses	(1,781)	(5,100)
Portion of OTTI losses recognized from other comprehensive income	(1,100)	(1,471)
Net OTTI losses recognized in operations	(2,881)	(6,571)
Total revenues	599,729	452,895

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,117	1,895
Interest sensitive and index product benefits (b)	139,123	159,665
Amortization of deferred sales inducements	16,710	30,692
Change in fair value of embedded derivatives	359,066	128,303
Interest expense on notes payable	6,995	7,907
Interest expense on subordinated debentures	3,586	3,466
Interest expense on amounts due under repurchase agreements	—	4
Amortization of deferred policy acquisition costs	34,284	55,223
Other operating costs and expenses	21,713	17,474
Total benefits and expenses	583,594	404,629
Income before income taxes	16,135	48,266
Income tax expense	5,664	16,923
Net income (b)	$10,471	$31,343

Earnings per common share (b)	$0.18	$0.53
Earnings per common share - assuming dilution (a) (b)	$0.16	$0.48
Weighted average common shares outstanding:
Earnings per common share	59,700,537	59,182,019
Earnings per common share - assuming dilution	65,930,309	65,710,975

(a)
The numerator for earnings per common share - assuming dilution is equal to net income plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust. The after tax cost of such interest was $258 for the three months ended March 31, 2012 and 2011, respectively.

(b)
Three months ended March 31, 2011 includes an adjustment recorded to single premium immediate annuity reserves which reduced interest sensitive and index product benefits by $4.2 million and increased net income, earnings per common share and earnings per common share - assuming dilution by $2.7 million, $0.05 per share and $0.04 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2012

Operating Income
Three months ended March 31, 2012 (Unaudited)

		Adjustments
	As Reported	Realized Losses	Derivatives and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,222	$—	$—	$3,222
Annuity product charges	19,393	—	—	19,393
Net investment income	326,910	—	—	326,910
Change in fair value of derivatives	259,161	—	(283,265)	(24,104)
Net realized losses on investments, excluding other than temporary impairment ("OTTI") losses	(6,076)	6,076	—	—
Net OTTI losses recognized in operations	(2,881)	2,881	—	—
Total revenues	599,729	8,957	(283,265)	325,421

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,117	—	—	2,117
Interest sensitive and index product benefits	139,123	—	—	139,123
Amortization of deferred sales inducements	16,710	1,338	15,420	33,468
Change in fair value of embedded derivatives	359,066	—	(342,315)	16,751
Interest expense on notes payable	6,995	—	—	6,995
Interest expense on subordinated debentures	3,586	—	—	3,586
Interest expense on amounts due under repurchase agreements	—	—	—	—
Amortization of deferred policy acquisition costs	34,284	2,112	19,243	55,639
Other operating costs and expenses	21,713	—	—	21,713
Total benefits and expenses	583,594	3,450	(307,652)	279,392
Income before income taxes	16,135	5,507	24,387	46,029
Income tax expense	5,664	1,960	8,645	16,269
Net income	$10,471	$3,547	$15,742	$29,760

Earnings per common share	$0.18			$0.50
Earnings per common share - assuming dilution	$0.16			$0.46

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations and fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration	$50,862	$—	$50,862
Cost of money for fixed index annuities	(91,717)	—	(91,717)
Change in the difference between fair value and remaining option cost at beginning and end of period	300,016	(283,265)	16,751
	$259,161	$(283,265)	$(24,104)

Index credits included in interest credited to account balances	$50,658		$50,658

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2012

Operating Income/Net Income
Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,222	$2,820	$3,126	$3,289	$2,916
Annuity product charges	19,393	18,930	20,405	19,892	16,962
Net investment income	326,910	324,272	305,502	296,878	292,128
Change in fair value of derivatives	(24,104)	(1,275)	12,411	69,316	14,733
Total revenues	325,421	344,747	341,444	389,375	326,739

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,117	1,588	1,888	2,499	1,895
Interest sensitive and index product benefits (b)	139,123	154,440	223,232	238,420	159,665
Amortization of deferred sales inducements	33,468	31,521	24,279	30,866	30,272
Change in fair value of embedded derivatives	16,751	23,899	(41,447)	(8,723)	5,269
Interest expense on notes payable	6,995	7,910	7,984	7,832	7,907
Interest expense on subordinated debentures	3,586	3,542	3,488	3,481	3,466
Interest expense on amounts due under repurchase agreements	—	25	—	1	4
Amortization of deferred policy acquisition costs	55,639	53,525	42,197	53,815	53,759
Other operating costs and expenses	21,713	17,518	15,903	16,634	17,474
Total benefits and expenses	279,392	293,968	277,524	344,825	279,711
Operating income before income taxes	46,029	50,779	63,920	44,550	47,028
Income tax expense	16,269	18,177	22,456	15,537	16,454
Operating income (a) (b)	29,760	32,602	41,464	29,013	30,574
Net realized gains (losses) and net OTTI losses on investments, net of offsets	(3,547)	(5,616)	(8,988)	(1,278)	(2,472)
Net effect of derivatives and other index annuity, net of offsets	(15,742)	22,713	(45,544)	(9,461)	3,241
Net income (loss) (b)	$10,471	$49,699	$(13,068)	$18,274	$31,343

Operating income per common share (a) (b)	$0.50	$0.55	$0.70	$0.48	$0.52
Operating income per common share - assuming dilution (a) (b)	$0.46	$0.52	$0.67	$0.45	$0.47
Earnings (loss) per common share (b)	$0.18	$0.83	$(0.22)	$0.31	$0.53
Earnings (loss) per common share - assuming dilution (b)	$0.16	$0.79	$(0.22)	$0.28	$0.48

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	59,701	59,641	59,596	59,504	59,182
Earnings (loss) per common share - assuming dilution	65,930	63,582	62,698	65,530	65,711

(a)
In addition to net income (loss), we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations and fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor’s understanding of our underlying results and profitability.

(b)
Three months ended March 31, 2011 includes an adjustment to single premium immediate annuity reserves which reduced interest sensitive and index product benefits by $4.2 million, increased operating income and net income by $2.7 million, increased operating income per common share and earnings per common share by $0.05 per share and increased operating income per common share - assuming dilution and earnings per common share - assuming dilution by $0.04 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2012

Capitalization/Book Value per Share

	March 31, 2012	December 31, 2011
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$300,567	$297,608
Subordinated debentures payable to subsidiary trusts	268,574	268,593
Total debt	569,141	566,201
Total stockholders’ equity	1,373,584	1,408,679
Total capitalization	1,942,725	1,974,880
Accumulated other comprehensive income (AOCI)	(408,747)	(457,229)
Total capitalization excluding AOCI (a)	$1,533,978	$1,517,651

Total stockholders’ equity	$1,373,584	$1,408,679
Accumulated other comprehensive income	(408,747)	(457,229)
Total stockholders’ equity excluding AOCI (a)	$964,837	$951,450

Common shares outstanding (b)	59,425,246	59,131,995

Book Value per Share: (c)
Book value per share including AOCI	$23.11	$23.82
Book value per share excluding AOCI (a)	$16.24	$16.09

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	19.6%	19.6%
Adjusted debt / Total capitalization	22.1%	22.3%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2012 - 1,139,702 shares; 2011 - 1,631,548 shares and exclude unallocated shares held by ESOP: 2012 - 336,093 shares; 2011 - 336,093 shares.

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization including AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2012

Annuity Deposits by Product Type

	Three Months Ended March 31,		Year Ended December 31,
Product Type	2012	2011	2011
	(Dollars in thousands)
Fixed Index Annuities:
Index Strategies	$488,126	$778,582	$2,839,295
Fixed Strategy	289,354	357,472	1,377,987
	777,480	1,136,054	4,217,282
Fixed Rate Annuities:
Single-Year Rate Guaranteed	34,487	46,853	169,304
Multi-Year Rate Guaranteed	121,665	77,047	397,925
Single premium immediate annuities	45,813	81,890	305,603
	201,965	205,790	872,832
Total before coinsurance ceded	979,445	1,341,844	5,090,114
Coinsurance ceded	98,779	65,877	326,531
Net after coinsurance ceded	$880,666	$1,275,967	$4,763,583

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of coinsurance) Account Values at March 31, 2012

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	14.2	10.7	16.2%	$23,175,031	92.1%
Single-Year Fixed Rate Guaranteed Annuities	11.2	4.4	8.0%	1,433,811	5.7%
Multi-Year Fixed Rate Guaranteed Annuities (a)	6.3	2.1	4.7%	566,591	2.3%
Total	13.9	10.1	15.5%	$25,175,433	100.0%
(a) 53% of Net Account Value is no longer in multi-year rate guarantee period and can be adjusted annually.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2012

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$468,400	$468,440
0.0% < 2.0%	40,568	97,729
2.0% < 3.0%	184,566	154,188
3.0% < 4.0%	37,375	400,437
4.0% < 5.0%	95,976	271,505
5.0% < 6.0%	23,766	245,325
6.0% < 7.0%	110,438	204,006
7.0% < 8.0%	187,918	375,674
8.0% < 9.0%	199,626	600,007
9.0% < 10.0%	171,437	618,628
10.0% or greater	480,332	19,739,092
	$2,000,402	$23,175,031

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$936,840	—%
2012	271,300	1.99%
2013	516,544	2.97%
2014	561,555	4.24%
2015	596,245	6.08%
2016	853,155	7.51%
2017	998,138	8.62%
2018	863,756	10.91%
2019	583,316	11.50%
2020	922,244	12.85%
2021	1,250,169	14.54%
2022	1,273,701	16.22%
2023	3,898,388	19.09%
2024	4,219,032	19.18%
2025	3,158,888	19.20%
2026	1,987,223	19.36%
2027	1,897,757	19.87%
2028	381,535	19.99%
2029	5,647	20.00%
	$25,175,433	15.49%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2012

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$268,426	$353,496
› 0.0% - 0.25%	707,764	739,495
› 0.25% - 0.5%	155,879	286,996
› 0.5% - 1.0% (a)	340,633	1,116,891
› 1.0% - 1.5% (a)	138,531	52,020
› 1.5% - 2.0%	175,076	2,032
› 2.0% - 2.5%	5,432	—
› 2.5% - 3.0%	41,180	—
1.50% ultimate guarantee - 1.96% wtd avg interest rate (b)	58,211	—
2.00% ultimate guarantee - 2.77% wtd avg interest rate (b)	109,270	1,288,798
2.25% ultimate guarantee - 2.83% wtd avg interest rate (b)	—	1,539,945
3.00% ultimate guarantee - 3.04% wtd avg interest rate (b)	—	3,111,875
Allocated to index strategies (see table that follows)	—	14,683,483
	$2,000,402	$23,175,031

(a)
$174,166 of Fixed Annuities Account Value have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They begin increasing in 2014. $646,234 of Index Annuities Account Value is in fixed rate strategies that have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They begin increasing in 2014.

(b)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2012

Annuity Liability Characteristics

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$146	$1,835	$555,541	$55,035	$270,200
3% - 3.25%	469,955	—	—	—	—
4% - 5%	215	114,570	1,313,401	—	—
5% - 6%	—	—	1,581,227	—	—
6% - 7%	—	6,376	3,166,421	—	—
>= 7%	—	13,189	924,294	144,929	136,427

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$19	$345,882	$174,611	$166,951
< 20%	44,871	—	—	—
20% - 40%	36,629	464,175	—	—
40% - 60%	—	178,044	82,065	268
>= 60%	—	117,592	90,328	67,980

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1% (Dollars in thousands)
Current Cap
At minimum	$5,008
1.6% - 1.8%	851,608
2.0% - 2.4%	1,825,917
>= 2.4%	1,469,084

If all caps and participation rates were reduced to minimum caps and participation rates, the cost of options would decrease by 0.77% based upon prices of options for the week ended April 17, 2012.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2012

Spread Results

	Three Months Ended March 31,		Year Ended December 31,
	2012	2011	2011
Reported Amounts
Average yield on invested assets	5.61%	5.96%	5.80%
Aggregate cost of money	2.68%	2.82%	2.77%
Aggregate investment spread	2.93%	3.14%	3.03%

Adjustments
Investment yield - temporary cash investments	0.14%	0.05%	0.07%
Investment yield - additional prepayment income	(0.07)%	—%	—%
Cost of money benefit from over hedging	0.01%	0.07%	0.06%

Adjusted Amounts
Average yield on invested assets	5.68%	6.01%	5.87%
Aggregate cost of money	2.69%	2.89%	2.83%
Aggregate investment spread	2.99%	3.12%	3.04%

Summary of Invested Assets

	March 31, 2012		December 31, 2011
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$4,586	—%	$4,678	—%
United States Government sponsored agencies	3,136,682	13.0%	4,368,053	17.9%
United States municipalities, states and territories	3,331,165	13.9%	3,333,383	13.7%
Foreign government obligations	43,713	0.2%	43,228	0.2%
Corporate securities	10,928,778	45.5%	10,192,293	41.8%
Residential mortgage backed securities	2,583,699	10.7%	2,703,290	11.1%
Other asset backed securities	510,293	2.1%	463,390	1.9%
Total fixed maturity securities	20,538,916	85.4%	21,108,315	86.6%
Equity securities	65,227	0.3%	62,845	0.2%
Mortgage loans on real estate	2,756,392	11.5%	2,823,047	11.6%
Derivative instruments	559,500	2.3%	273,314	1.1%
Other investments	115,594	0.5%	115,930	0.5%
	$24,035,629	100.0%	$24,383,451	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2012

Credit Quality of Fixed Maturity Securities - March 31, 2012

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$14,387,285	70.0%	Aaa/Aa/A	$13,708,986	66.7%
2	5,821,823	28.4%	Baa	5,454,496	26.6%
3	298,567	1.5%	Ba	268,117	1.3%
4	21,137	0.1%	B	167,019	0.8%
5	5,872	—%	Caa and lower	847,914	4.1%
6	4,232	—%	In or near default	92,384	0.5%
	$20,538,916	100.0%		$20,538,916	100.0%

Watch List Securities - March 31, 2012

General Description	Amortized Cost	Unrealized Losses	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Corporate bonds:
Finance	$69,043	$(12,801)	$56,242	4 - 16
Industrial	18,278	(2,960)	15,318	8 - 19
	$87,321	$(15,761)	$71,560

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2012

Summary of Residential Mortgage Backed Securities

Collateral Type	Principal Amount	Amortized Cost	Fair Value
	(Dollars in thousands)
OTTI has not been recognized
Government agency	$496,984	$442,594	$518,871
Prime	1,124,185	1,070,996	1,108,651
Alt-A	46,456	47,127	46,567
	$1,667,625	$1,560,717	$1,674,089
OTTI has been recognized
Prime	$674,942	$597,834	$572,673
Alt-A	460,358	371,176	336,937
	$1,135,300	$969,010	$909,610
Total by collateral type
Government agency	$496,984	$442,594	$518,871
Prime	1,799,127	1,668,830	1,681,324
Alt-A	506,814	418,303	383,504
	$2,802,925	$2,529,727	$2,583,699
Total by NAIC designation
1	$2,307,176	$2,103,630	$2,188,038
2	424,365	362,759	333,942
3	67,109	60,498	59,692
6	4,275	2,840	2,027
	$2,802,925	$2,529,727	$2,583,699

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2012

Fixed Maturity Securities by Sector

	March 31, 2012		December 31, 2011
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	1,673,821	1,685,475	1,784,485	1,804,457
United States municipalities, states and territories	3,015,682	3,331,165	2,981,699	3,333,383
Foreign Government obligations	36,387	43,713	36,373	43,228
Corporate securities:
Consumer discretionary	955,501	1,047,257	885,834	992,042
Consumer staples	631,000	698,613	614,531	701,192
Energy	1,193,409	1,299,407	1,042,956	1,166,284
Financials	1,903,154	1,993,217	1,802,745	1,862,573
Health care	690,480	772,697	667,014	765,274
Industrials	1,130,756	1,236,009	1,029,933	1,151,961
Information technology	606,898	659,573	486,545	547,195
Materials	722,880	774,439	562,272	627,405
Military housing	5,329	4,930	5,331	5,482
Telecommunications	275,263	294,077	251,202	268,924
Utilities	1,826,832	2,030,579	1,727,993	1,988,764
Residential mortgage backed securities:
Government agency	442,594	518,871	449,720	547,987
Prime	1,668,830	1,681,324	1,738,702	1,761,890
Alt-A	418,303	383,504	429,518	393,413
Other asset backed securities:
Consumer discretionary	18,061	18,884	18,061	18,512
Consumer staples	35,000	35,752	5,000	5,038
Energy	8,329	8,139	8,338	8,680
Financials	178,858	177,297	160,994	162,892
Industrials	60,215	64,727	57,547	61,285
Military housing	150,793	150,448	142,903	152,549
Telecommunications	27,044	29,362	7,334	8,435
Utilities	7,334	8,562	14,762	17,221
Other	14,787	17,122	27,570	28,778
Redeemable preferred stock - financials	40,871	42,010	40,817	39,265
	17,738,411	19,007,153	16,980,179	18,464,109
Held for investment:
United States Government sponsored agencies	1,455,793	1,463,554	2,568,274	2,585,080
Corporate security - financials	75,970	58,236	75,932	59,342
	1,531,763	1,521,790	2,644,206	2,644,422

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2012

Mortgage Loans on Commercial Real Estate

	March 31, 2012		December 31, 2011
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$717,953	25.7%	$719,231	25.2%
Middle Atlantic	157,771	5.6%	169,240	5.9%
Mountain	407,010	14.5%	411,054	14.4%
New England	32,889	1.2%	36,815	1.3%
Pacific	306,721	11.0%	309,693	10.8%
South Atlantic	488,968	17.5%	493,764	17.3%
West North Central	458,915	16.4%	487,693	17.1%
West South Central	226,060	8.1%	228,521	8.0%
	2,796,287	100.0%	2,856,011	100.0%

Property type distribution
Office	$750,536	26.7%	$777,343	27.2%
Medical Office	152,393	6.0%	175,580	6.1%
Retail	630,629	22.5%	635,916	22.3%
Industrial/Warehouse	699,303	24.7%	710,426	24.9%
Hotel	137,994	4.9%	139,193	4.9%
Apartment	190,159	6.5%	187,548	6.6%
Mixed use/other	235,273	8.7%	230,005	8.0%
	2,796,287	100.0%	2,856,011	100.0%

	March 31, 2012	December 31, 2011
	(Dollars in thousands)
Credit Exposure - By Payment Activity
Performing	2,677,066	2,743,068
In workout	65,941	67,425
Delinquent	6,315	6,595
Collateral dependent	46,965	38,923
	2,796,287	2,856,011
Specific loan loss allowance	(29,595)	(23,664)
General loan loss allowance	(10,300)	(9,300)
	2,756,392	2,823,047

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2012

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
D. J. Noble, Executive Chairman
(515) 457-1703, dnoble@american-equity.com
Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com
John M. Matovina, Vice Chairman, Chief Financial Officer and Treasurer
(515) 457-1813, jmatovina@american-equity.com
Wendy C. Waugaman, President and Chief Executive Officer
(515) 457-1824, wcwaugaman@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2012
First Quarter	$13.09	$10.13	$12.77	$0.00

2011
First Quarter	$13.93	$11.27	$13.12	$0.00
Second Quarter	$13.53	$11.91	$12.71	$0.00
Third Quarter	$13.22	$8.01	$8.75	$0.00
Fourth Quarter	$11.82	$8.05	$10.40	$0.12

2010
First Quarter	$10.99	$6.65	$10.65	$0.00
Second Quarter	$11.64	$8.53	$10.32	$0.00
Third Quarter	$11.19	$9.19	$10.24	$0.00
Fourth Quarter	$13.01	$10.11	$12.55	$0.10
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2012

Research Analyst Coverage

Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com

Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com

Edward Shields
Sandler O’Neill & Partners
(312) 281-3487
eshields@sandleroneill.com

Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com

Daniel Furtado
Jefferies & Company, Inc.
(415) 229-1569
dfurtado@jefferies.com

Erik Bass
J.P. Morgan
(212) 622-2295
erik.bass@jpmorgan.com